2016 Second Quarter Earnings Webcast July 22, 2016 General Operations Building – Butte, MT

Presenting Today 2 Bob Rowe, President & CEO Brian Bird, Vice President & CFO

3 Forward Looking Statements During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” The information in this presentation is based upon our current expectations as of the date hereof unless otherwise noted. Our actual future business and financial performance may differ materially and adversely from our expectations expressed in any forward-looking statements. We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason. Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially. The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s 10-Q which we filed with the SEC on July 22, 2016 and our other public filings with the SEC.

• Net income for the quarter was $35.6 million, or $0.73 per diluted share, as compared with net income of $31.0 million, or $0.65 per diluted share, for the same period in 2015. • This $4.6 million, or 14.8%, increase in net income is primarily due to improved gross margin and lower income tax expense. These improvements were partially offset by the inclusion of a $20.8 million recovery of environmental related costs in our second quarter of 2015 as a reduction of operating costs. • Non-GAAP adjusted earnings per share increased 35.4% to $0.65 as compared with $0.48 for the same period in 2015. • On July 12th, parties involved in the Colstrip litigation (Colstrip owners, Sierra Club, & Montana Environmental Information Center) reached a settlement and lodged a consent decree with the Court that provides no shut-down date for units 3 & 4 and dismisses all claims against all units. • Issuance of $60 million of South Dakota First Mortgage Bonds at a fixed interest rate of 2.80% maturing in 2026, to refinance our 6.05%, $55 million first mortgage bonds due 2018. • The Board approved a quarterly stock dividend of $0.50 per share, payable September 30, 2016 Recent Significant Activities 4

Summary Financial Results (Second Quarter) 5

6 Gross Margin (Second Quarter) (dollars in millions) Three Months Ended June 30, 2016 2015 Variance Electric $ 176.2 $ 155.5 $ 20.7 13.3% Natural Gas 35.2 35.6 (0.4) (1.1%) Gross Margin $ 211.4 $ 191.1 $ 20.3 10.6% Increase in gross margin due to the following factors: $ 12.6 Lost revenue adjustment mechanism 10.0 South Dakota electric rate increase 6.1 Electric QF adjustment 0.9 Natural gas production 0.8 MPSC Disallowance 0.3 Electric retail volumes (1.3) Natural gas retail volumes (0.7) Electric transmission (1.4) Other $ 27.3 Change in Gross Margin Impacting Net Income $ (5.9) Hydro operations (Kerr conveyance) (2.7) Production tax credits recovered in trackers (0.6) Gas production gathering fees 2.2 Property taxes recovered in trackers $ (7.0) Change in Gross Margin Offset Within Net Income $ 20.3 Increase in Consolidated Gross Margin

Weather (Second Quarter) 7 The tables on the top represent the variances for the quarter from historical average and prior year. The 2nd quarter is primarily a heating degree period in our service territory – 2nd quarter typically has 1,200+ Heating Degree Days (HDD) versus less than 100 Cooling Degree Days (CDD). This year’s warm April primarily drove the difference in year-over-year variance. Heating Degree Days as Compared to Historical Average 3.5% Warmer 25.0% Warmer 64.7% Warmer 9.2% Warmer 1.9% Colder 18.7% Warmer 6.8% Warmer 38.3% Warmer 7.1% Warmer 18.1% Warmer 25.9% Warmer 10.3% Warmer 6.6% Warmer 18.6% Warmer 18.5% Warmer 22.9% Warmer 11.7% Warmer 19.7% Colder Graph depicts Mean Temperature Departure from Average Map source: National Centers for Environmental Information

Operating Expenses (Second Quarter) 8 Increase in operating expenses due mainly to the following factors: $10.9 million increase in OG&A $ 20.8 Insurance recovery, net (included in 2015) $ 1.6 Non-employee directors deferred compensation $ (5.6) Hydro operations (Kerr Conveyance) $ (1.3) Distribution System Infrastructure Project (DSIP) expenses $ (1.2) Bad debt expense $ (0.6) Gas production gathering expense $ (2.8) Other, including cost control measures $2.7 million increase in property and other taxes due primarily to plant additions and higher estimated property valuations in Montana, offset in part by a $0.3 million decrease from the conveyance of the Kerr project to the CSKT in September 2015. $4.2 million increase in depreciation and depletion expense primarily due to plant additions, including approximately $1.4 million of depreciation associated with the Beethoven wind project acquisition. (dollars in millions) Three Months Ended June 30, 2016 2015 Variance Operating, general & admin. $ 72.6 $ 61.7 $ 10.9 17.7% Property and other taxes 35.2 32.5 2.7 8.3% Depreciation and depletion 39.9 35.7 4.2 11.8% Operating Expenses $ 147.7 $ 129.9 $ 17.8 13.7%

Operating to Net Income (Second Quarter) 9 $3.5 million increase in interest expenses was primarily due to $2.9 million of interest associated with the MPSC disallowance, increased debt outstanding associated with the September 2015 Beethoven wind project acquisition and lower capitalization of allowance for funds used during construction (AFUDC). $0.2 million increase in other income due primarily to a $1.6 million increase in the value of deferred shares held in trust for non-employee directors deferred compensation (which had a corresponding increase to operating, general and administrative expenses), offset by lower capitalization of AFUDC. $5.3 million decrease in income tax expense due primarily to higher flow-through repairs deductions, higher production tax credits associated with Beethoven wind project and lower pre-tax income. (dollars in millions) Three Months Ended June 30, 2016 2015 Variance Operating Income $ 63.7 $ 61.1 $ 2.6 4.3% Interest Expense (26.4) (22.9) (3.5) 15.3% Other Income 1.2 1.0 0.2 20.0% Income Before Taxes 38.5 39.2 (0.7) (1.8%) Income Tax (Expense)/Benefit (2.9) (8.2) 5.3 (64.6%) Net Income $ 35.6 $ 31.0 $ 4.6 14.8%

Balance Sheet 10

Cash Flow 11 Changes in working capital is largely attributed to the $30.8 million* refund to customers in June 2016 associated with the DGGS/FERC ruling. * $27.3 million of deferred revenues plus accrued interest of $3.5 million.

Income Tax Reconciliation (Second Quarter) 12 Even with approximately the same pre-tax income, our income taxes are considerably lower in second quarter 2016 versus the prior year largely due to higher flow through repairs deductions, higher production tax credits related to Beethoven wind farm and a benefit of state income tax, net of federal provisions.

Non-GAAP Adjusted Earnings (‘16 vs ’15) 13 The non-GAAP measures presented in the table above are being shown to reflect significant items that were not contemplated in our original guidance, however they should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

Summary Financial Results (YTD thru Qtr 2) 14

Weather (YTD thru Qtr 2) 15 Average Temperature Ranks (last 122 years) Mean Temperature from Normal For the months January through June, the 2016 period was the 2nd warmest period in Montana, the 5th warmest in South Dakota and the 5th warmest in Nebraska over the last 122 years.

Non-GAAP Adjusted Earnings (‘16 vs ’15) 16 The non-GAAP measures presented in the table above are being shown to reflect significant items that were not contemplated in our original guidance, however they should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

Non-GAAP Adjusted EPS 17 The non-GAAP measures presented in the table above are being shown to reflect significant items that were not contemplated in our original guidance, however they should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

2016 Earnings Guidance 18 NorthWestern reaffirms our full-year 2016 adjusted (Non-GAAP) guidance range of $3.20 - $3.35 per diluted share, based upon, but not limited to, the following major assumptions and expectations: • Normal weather in our electric and natural gas service territories; • A consolidated income tax rate of approximately 6% to 10% of pre-tax income; and • Diluted average shares outstanding of approximately 48.6 million. Continued investment in our system to serve our customers and communities is expected to provide a targeted 7-10% total return to our investors through a combination of earnings growth and dividend yield. See “Non-GAAP Financial Measures” slide in appendix for “Non-GAAP “Adjusted EPS”. $2.60 - $2.75 $3.20-$3.35

Capital Spending Forecast 19 Current estimated cumulative capital spending for 2016 through 2020 is $1.66 billion. This reflects a $187 million increase from the capital plan included in our 2015 10-K; approximately $122 million increase for internal combustion units in Montana and $65 million increase for a peaking facility in South Dakota. Spending on the added generation assets will be subject to the development of a plan for clear regulatory recovery. Additional information is available in our 2015 Montana and 2014 South Dakota Electric Resource Supply Plans. We anticipate funding the capital projects with a combination of cash flows, aided by NOLs anticipated to be available into 2020, and long-term debt. If other opportunities arise that are not in the above projections (natural gas reserves, acquisitions, etc.), new equity funding may be necessary. * .0M

Montana 2015 Electric Supply Resource Plan 20 The resource initiatives and actions developed in 2015 Electricity Supply Resource Procurement Plan identify the critical future needs of our portfolio, including solutions to resolve our current negative planning reserve margin. The plan identifies how to co- optimize hydro, wind and thermal resources to best meet the anticipated large capacity needs with the least-cost, lowest-risk resources. A baseline life extension analysis indicates potential for 86 MW of hydro capacity additions. These additions are not included in the current plan but will continue to be evaluated for cost effectiveness. The Montana Public Service Commission doesn’t approve or reject plan, but will issue their own comments. Timeline yet to be determined. Spending on the generation assets will be subject to the development of a plan for clear regulatory recovery. Source: Company’s IRP or other publications

Montana 2015 Electric Supply Resource Plan 21 Spending on the generation assets will be subject to the development of a plan for clear regulatory recovery. * Assumes no retirements and no additions. ** Montana supply plan would add 689MW of capacity and require approximately $1.3 billion of investment through 2029. Current Capacity* Economically Optimal Portfolio**

22 Regulatory Update Regulatory Item Current / Anticipated Action FERC / DGGS: April 2014 order regarding cost allocation at DGGS between retail and wholesale customers. FERC denied our request for rehearing and required us to make refunds. Refunds were made in June 2016. Also in June 2016, we filed a petition for review with the US Circuit Court of Appeals for the District of Columbia Circuit. Briefing schedule for this appeal has not been established. LRAM: MPSC October 2015 Order eliminating the lost revenue adjustment mechanism. Future rate filings will set rates to recover test-year costs and return. We are evaluating other revenue based regulatory mechanism (for example decoupling) that could be pursued to address these kinds of revenue losses and others, going forward. Natural Gas: MPSC October 2015 natural gas tracker order revising interim rates our last two gas production asset acquisitions and requiring a filing prior to October 2016 to place them into rate base. In conjunction with the filing required for our natural gas production assets in Montana, we expect to submit a natural gas distribution, transmission and storage rate filing based on a 2015 test year in September 2016. Rate Filings: Annual “First Look” process to evaluate need for rate filings in each of our jurisdictions based on a 2015 test year. Colstrip: In May 2016, the MPSC issued a final order disallowing recovery of replacement power costs included in the electric supply tracker related to a 2013 outage at Colstrip Unit 4. In May 2016, we filed a motion for reconsideration of the decision with the MPSC. Hydro Compliance Filing: In December 2015, we filed, with the MPSC, a hydro compliance filing to remove Kerr Project costs, adjust for actual revenue credits and increase property taxes to reflect actual amounts. In January 2016, the MPSC approved an interim adjustment and opened a separate contested docket requesting additional detail on the adjustment to rates. The MPSC identified additional issues and requested information. The MCC has filed testimony in this contested docket and we will respond to the testimony. A hearing is scheduled for September 2016. We expect the MPSC to issue a final order during the fourth quarter of 2016.

23 Colstrip Unit 4 / Sierra Club Litigation Background • On March 6, 2013, the Sierra Club and the Montana Environmental Information Center (MEIC) (both are plaintiffs) filed suit in the United States District Court for the District of Montana (court) against the six individual Owners of the Colstrip Generating Station (Colstrip) • Colstrip consists of four coal fired generating units – units 1 & 2 are older than units 3 & 4. • NWE has a 30% joint interest in unit 4 and a risk sharing agreement with Talen Montana regarding the operation of units 3 & 4, which each party receives 15% of the combined output and respective operating and construction costs. • Original suit was for alleged violations of the Clean Air Act and the Montana State Implementation Plan. Current Results • On July 12, 2016 the parties lodged a consent decree with the court. • Decree provides the following • Dismisses all of the claims against all Colstrip units • Provides no shut down date for Units 3 & 4 • Provides that Units 1 & 2 must be shut down by July 1, 2022 (NWE has no ownership or role in Units 1 & 2 shut down) • Permits parties to petition the Court for costs and attorneys’ fees Up next • If the court approves the consent decree, all claims raised by plaintiffs against all four Colstrip units will be resolved • The EPA and the Department of Justice have 45 days from July 12, 2016 to comment on the consent decree or intervene of right. • We intend to seek attorneys’ fees and cost from Sierra Club and the MEIC

24 Appendix

25 Segment Results (Second Quarter) Appendix

26 Electric Segment (Second Quarter) Appendix

27 Natural Gas Segment (Second Quarter) Appendix

28 Gross Margin (YTD thru Qtr 2) (dollars in millions) Six Months Ended June 30, 2016 2015 Variance Electric $ 333.9 $ 327.6 $ 6.3 1.9% Natural Gas 94.6 97.1 (2.5) (2.6%) Gross Margin $ 428.5 $ 424.7 $ 3.8 0.9% Increase in gross margin due to the following factors: $ 18.6 South Dakota electric rate increase 10.6 Lost revenue adjustment mechanism 6.1 Electric QF adjustment (9.5) MPSC Disallowance (2.0) Electric transmission (1.1) Natural gas retail volumes (0.7) Natural gas production (0.7) Electric retail volumes (2.7) Other $ 18.6 Change in Gross Margin Impacting Net Income $ (11.8) Hydro operations (Kerr conveyance) (5.9) Production tax credits recovered in trackers (1.0) Gas production gathering fees 3.9 Property taxes recovered in trackers $ (14.8) Change in Gross Margin Offset Within Net Income $ 3.8 Increase in Consolidated Gross Margin Appendix

Operating Expenses (YTD thru Qtr 2) 29 Increase in operating expenses due mainly to the following factors: $9.6 million increase in OG&A $ 20.8 Insurance recovery, net (included in 2015) 4.7 Non-employee directors deferred compensation 0.9 Insurance reserves (11.2) Hydro operations - Kerr Conveyance (2.2) Bad debt expense (1.6) Distribution System Infrastructure Project (DSIP) expenses (1.0) Gathering expense (0.8) Other, including cost control measures $5.4 million increase in property and other taxes due primarily to plant additions and higher estimated property valuations in Montana, offset in part by a $0.6 million decrease from the conveyance of the Kerr project to the CSKT in September 2015. $8.2 million increase in depreciation and depletion expense primarily due to plant additions, including approximately $2.8 million of depreciation associated with the Beethoven wind project acquisition. (dollars in millions) Six Months Ended June 30, 2016 2015 Variance Operating, general & admin. $ 152.4 $ 142.8 $ 9.6 6.7% Property and other taxes 70.6 65.2 5.4 8.3% Depreciation and depletion 79.8 71.6 8.2 11.5% Operating Expenses $ 302.8 $ 279.6 $ 23.2 8.3% Appendix

Operating to Net Income (YTD thru Qtr 2) 30 $4.8 million increase in interest expenses was primarily due to $2.9 million of interest associated with the MPSC disallowance, increased debt outstanding associated with the September 2015 Beethoven wind project acquisition and lower capitalization of allowance for funds used during construction (AFUDC). $2.6 million increase in other income due primarily to a $4.7 million increase in the value of deferred shares held in trust for non-employee directors deferred compensation (which had a corresponding increase to operating, general and administrative expenses), offset by lower capitalization of AFUDC. $12.8 million decrease in income tax expense due primarily to lower pre-tax income and higher production tax credits associated with Beethoven wind project. (dollars in millions) Three Months Ended March 31, 2016 2015 Variance Operating Income $ 125.7 $ 145.0 $ (19.3) (13.3%) Interest Expense (50.9) (46.1) (4.8) 10.4% Other Income 4.3 1.7 2.6 152.9% Income Before Taxes 79.0 100.6 (21.6) (21.5%) Income Tax Expense (5.4) (18.2) 12.8 (70.5%) Net Income $ 73.6 $ 82.4 $ (8.8) (10.7%) Appendix ( ll r in illi ) Six Months June 30, arianc perati Inc . . ($19.3) (13.3 t . . . . . . . (Expense)/Benefit . Net Inc . . ($ 8.8) (10.7)

Income Tax Reconciliation (YTD thru Qtr 2) 31 Income taxes are considerably lower year-to-date through second quarter 2016 versus the prior year largely due to lower pre-tax income, differences in state income tax, net of federal provisions and higher production tax credits related to Beethoven wind farm. Appendix

32 Segment Results (YTD thru 2nd Quarter ) Appendix

33 Electric Segment (YTD thru 2nd Quarter) Appendix

34 Natural Gas Segment (YTD thru 2nd Quarter) Appendix

35 Highly Renewable Supply Portfolio Based upon 2015 delivered electric portfolio, approximately 54% of our total company owned and contracted supply is renewable or supports renewables. * Wind Owned delivered in 2015 includes a partial year of production from the Beethoven wind farm, which was acquired on September 25, 2015. Appendix

NWE Generation & Contribution to Peak Hours 36 Appendix During the peak load hours of the 5 day Thanksgiving cold snap in Montana, Colstrip/Coal produced at 99% capacity, Hydro at 64%, but Wind produced only at 9% capacity. During the peak load hours, Colstrip provided 23% of the total need, Hydro provided 29% of the total need, but Wind provided only 2% of the total need.

These materials include financial information prepared in accordance with GAAP, as well as other financial measures, such as Gross Margin and Adjusted Diluted EPS, that are considered “non-GAAP financial measures.” Generally, a non- GAAP financial measure is a numerical measure of a company's financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. Gross Margin (Revenues less Cost of Sales) is a non-GAAP financial measure due to the exclusion of depreciation from the measure. Gross Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs. Adjusted Diluted EPS is another non-GAAP measure. The Company believes the presentation of Adjusted Diluted EPS is more representative of our normal earnings than the GAAP EPS due to the exclusion (or inclusion) of certain impacts that are not reflective of ongoing earnings. The presentation of these non-GAAP measures is intended to supplement investors' understanding of our financial performance and not to replace other GAAP measures as an indicator of actual operating performance. Our measures may not be comparable to other companies' similarly titled measures. Non-GAAP Financial Measures 37 Appendix

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